Exhibit 10.26
AMENDMENT TO FOURTH AMENDED AND RESTATED
TRANSDIGM GROUP INCORPORATED
2006 STOCK INCENTIVE PLAN DIVIDEND EQUIVALENT PLAN

WHEREAS, TransDigm Group Incorporated (the “Company”) currently maintains and sponsors the Fourth Amended and Restated TransDigm Group Incorporated 2006 Stock Incentive Plan Dividend Equivalent Plan (the “Plan”); and
WHEREAS, the Compensation Committee of the Board of Directors of the Company wishes to amend the Plan in accordance with the provisions of Section 5(a) of the Plan..
NOW, THEREFORE, the Plan is hereby amended as follows:
Section 4(a)(ii) of the plan is amended to change the words “record date” in two places in the first sentence to “ex-dividend date”.
This Amendment shall be effective as of October 26, 2022.
Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, this Amendment was duly adopted by the Compensation Committee on October 26, 2022.

TRANSDIGM GROUP INCORPORATED

By	/s/ Halle Martin
Halle Martin, General Counsel, Chief Compliance Officer and Secretary